UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May12, 2017 (May 11, 2017)

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Ste. 380 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2017, Marathon Patent Group, Inc. ( Marathon and together with its subsidiaries, the “Company”) entered into an agreement (the “Payoff Letter”) with DBD Credit Funding, LLC (“DBD”), under which, subject to the payment in full on or before August 15, 2017 of the Company’s note obligations owing to DBD under its Amended and Restated Revenue Sharing and Securities Purchase Agreement dated as of January 10, 2017 (the “Agreement”), DBD will agree to modify its entitlement to certain future revenues of the Company as described below.  As of April 30, 2017, the outstanding balance of the note obligations totals $15,763,240 and interest accrues at $4,707.08 per day.  Under the Payoff Letter, upon payment of the note principal and interest obligations is made on or prior to August 15, 2017, DBD’s ongoing entitlement to additional payments based upon revenues of the Company will be reduced to five (5%) percent of the gross revenues received from patent portfolios the Company currently owns or licenses, which revenue based payments will terminate one year following the payoff date.

In addition, under the Payoff Letter Marathon agrees that the Company will not enter into any further dispositions of its patents until the note obligations are paid in full, and not to use its current liquidity to make expenditures in excess of a specified amount or for the purposes other than as outlined in a budget prepared by the Company and approved by DBD.

The Company may seek to repay the borrowings through any one or a combination of financings, including debt, equity, sale of assets or mergers and acquisitions of additional companies with cash balances, although no definitive agreement or understanding with respect to any of the foregoing has been reached.

In the event that the Company does not pay the note obligations in full on or prior to August 15, 2017, the Payoff Letter will terminate and the Company will remain obligated under the current agreements with DBD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2017

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name: Francis Knuettel II
Title: Chief Financial Officer